                                                                    Exhibit 99.4

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                                       OF
               __% SERIES B CUMULATIVE REDEEMABLE PREFERRED SHARES
                                       OF
                                 PARTNERRE LTD.

     The __% Series B Cumulative Redeemable Preferred Shares shall have the designation, preferences and rights, and shall be subject to the restrictions, as hereinafter appearing:

     Section 1. Designation and Amount. There shall be a series of Preferred
                ----------------------
Shares of the Company which shall be designated as "__% Series B Cumulative Redeemable Preferred Shares," par value $1.00 per share, liquidation preference $50.00 per share (hereinafter called "Series B Preferred Shares"), and the number of shares constituting such series shall be 3,450,000. Such number of shares may be increased or decreased at any time and from time to time by resolution of the Company's Board of Directors; provided, however, that no
                                                --------  -------
decrease shall reduce the number of shares of Series B Preferred Shares to a number less than that of the shares then outstanding plus the number of shares of Series B Preferred Shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

     Section 2. Definitions. For purposes of the Series B Preferred Shares, the
                -----------
following terms shall have the meanings indicated:

          "Applicable Market Value" means the average of the Closing Price per
           -----------------------
     Common Share on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Determination Date.

          "Applicable Spread" shall mean (i) [ ]%, if the Prevailing Rating in
           -----------------
     effect at the close of business on the Business Day immediately preceding the date of a Failed Remarketing is AA/"Aa"; (ii) [ ]%, if the Prevailing Rating in effect at the close of business on the Business Day immediately preceding the date of a Failed Remarketing is A/"a"; (iii) [ ]%, if the Prevailing Rating in effect at the close of business on the Business Day immediately preceding the date of a Failed Remarketing is BBB/"Baa"; and
     (iv) [ ]%, if the Prevailing Rating in effect at the close of business on the Business Day immediately preceding the date of a Failed Remarketing is Below BBB/"Baa".

          "Authorized Newspaper" shall mean a daily newspaper, in the English
           --------------------
     language, customarily published in The City of New York on each day that is a Business Day, whether or not published on days that are legal holidays, and of general circulation in The City of New York.

          "Board" shall mean the Board of Directors of the Company or any
           -----
     committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series B Preferred Shares.

          "Business Day" shall mean any day other than a Saturday or Sunday or a
           ------------
     day on which banking institutions in New York City, New York, are authorized or required by law or executive order to remain closed; provided that with respect to any Purchase Contract Settlement Date, the term "Business Day" shall also be deemed to exclude any day on which trading on
      ------------
     the New York Stock Exchange, Inc. ("NYSE") is closed or suspended.

          "Clearing Agency" shall mean an organization registered as a "Clearing
           ---------------
     Agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, that is acting as a depositary for the Series B Preferred Shares and in whose name, or in the name of a nominee of that organization, shall be registered a global certificate and which shall undertake to effect book-entry transfers and pledges of the Series B Preferred Shares.

          "Clearing Agency Participant" shall mean a broker, dealer, bank, other
           ---------------------------
     financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Price" per Common Share on any date of determination shall
           -------------
     mean:

          (i) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the NYSE on such date;

          (ii) if the Common Shares are not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which the Common Shares are so listed;

          (iii) if the Common Shares are not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by the Nasdaq National Market;

          (iv) if the Common Shares are not so reported, the last quoted bid price for the Common Shares in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

          (v) if such bid price is not available, the average of the mid-point of the last bid and ask prices of the Common Shares on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.

          "Collateral Agent" shall have the meaning set forth in the Purchase
           ----------------
     Contract Agreement.

          "Common Shares" shall mean the common shares of the Company, par value
           -------------
     $1.00 per share.

          "Company" shall mean PartnerRe Ltd.
           -------

          "Contract Adjustment Payments" shall have the meaning set forth in the
           ----------------------------
     Purchase Contract Agreement.

          "Determination Date" shall mean (i) in respect of a payment of accrued
           ------------------
     and unpaid dividends in the form of Common Shares in accordance with
     Section 3(f), the Purchase Contract Settlement Date and (ii) in respect of a payment of the redemption price in the form of Common Shares pursuant to
     Section 5(a), the Mandatory Redemption Date.

          "Dividend Payment Date" shall mean the final day of March, June,
           ---------------------
     September and December in each year, commencing on December 31, 2001; provided, however, that if any Dividend Payment Date falls on any day other
     --------  -------
     than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately after such Dividend Payment Date; provided that if such next Business Day falls in the next calendar year, the payment of such dividend will be made on the Business Day immediately preceding such Dividend Payment Date.

          "Dividend Periods" shall mean quarterly dividend periods commencing on
           ----------------
     January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include December 31, 2001, and other than the Dividend Period during which the Series B Preferred Shares shall be redeemed pursuant to Section 5 hereof, which shall end on and include the Mandatory Redemption Date.

          "Dividend Rate" shall have the meaning set forth in Section 3(a).
           -------------

          "Dollars" or "$" shall mean U.S. Dollars.
           -------      -

          "DTC" shall mean The Depository Trust Company, the initial Clearing
           ---
     Agency.

          "Failed Remarketing Reset Rate" shall mean the dividend rate per annum
           -----------------------------
     (to be determined by the Remarketing Agent), equal to the sum of (1) the Six-Month Benchmark Treasury Rate and (2) the Applicable Spread.

          "Fully Junior Shares" shall mean the Common Shares and any other class
           -------------------
     or series of shares of the Company now or hereafter issued and outstanding over which the Series B Preferred Shares have preference or priority in both (i) the payment of dividends and (ii) the distribution of assets on any liquidation, dissolution or winding up of the Company.

          "Issue Date" shall mean the first date on which the Series B Preferred
           ----------
     Shares are issued and sold.

          "Junior Shares" shall mean the Common Shares and any other class or
           -------------
     series of shares of the Company now or hereafter issued and outstanding over which the Series B

     Preferred Shares have preference or priority in either (i) the payment of dividends or (ii) the distribution of assets on any liquidation, dissolution or winding up of the Company.

          "Mandatory Redemption Date" shall mean _______ __, 2005.
           -------------------------

          "Moody's" shall mean Moody's Investors Services, Inc.
           -------

          "Parity Shares" shall have the meaning set forth in Section 8(b)
           -------------
     hereof.

          "PEPS Unit" means the collective rights and obligations of a holder of
           ---------
     PEPS Unit certificate in respect of a Series B Preferred Share, subject to the pledge thereof under the Pledge Agreement, and the related Purchase Contract.

          "Person" shall mean any individual, firm, partnership, corporation,
           ------
     limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Pledge Agreement" shall mean the Pledge Agreement, dated as of the
           ----------------
     date hereof, by and among the Company, the Collateral Agent, the Securities Intermediary and the Purchase Contract Agent.

          "Prevailing Rating" shall mean, with respect to the Series A Preferred
           -----------------
     Shares:

          (a) AA/"Aa" if the Series A Preferred Shares have a credit rating of AA- or better by S&P and "Aa3" or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected by the Remarketing Agent, after consultation with the Company;

          (b) if not under clause (a) above, then A/"a" if the Series A Preferred Shares have a credit rating of A- or better by S&P and "A3" or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected by the Remarketing Agent, after consultation with the Company;

          (c) if not under clause (a) or (b) above, then BBB/"Baa" if the Series A Preferred Shares have a credit rating of BBB- or better by S&P and "Baa3" or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected by the Remarketing Agent, after consultation with the Company;

          (d)  if not under clause (a), (b) or (c) above, then Below BBB"Baa."

          Notwithstanding the foregoing, if (i) the credit rating of the Series A Preferred Shares by S&P shall be on the "Credit Watch" of S&P with a designation of "negative implications" or "developing" or (ii) the credit rating of the Series A Preferred Shares by Moody's shall be on the "Corporate Credit Watch List" of Moody's with a designation of "downgrade" or "uncertain" or, in each case, on any successor list of S&P or Moody's with a comparable designation, the Prevailing Rate of the Series A Preferred Shares shall mean:

          (x) A/"a" if the Series A Preferred Shares have a credit rating of AA-or better by S&P and "Aa3" by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected by the Remarketing Agent, after consultation with the Company;

          (y) if not under clause (x) above, then BBB/"Baa" if the Series A Preferred Shares have a credit rating of A- or better by S&P and "A3" or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected by the Remarketing Agent, after consultation with the Company;

          (z) if not under clause (x) or (y) above, then Below BBB/"Baa."

          Notwithstanding the foregoing two paragraphs, if the Series A Preferred Shares are rated by only one rating agency on or before the Remarketing Date, the Prevailing Rating shall at all times be determined without reference to the rating of any other rating agency; provided that if (i) the Series A Preferred Shares are no longer outstanding at the close of business on the Business Day immediately preceding the date of a Failed Remarketing or (ii) no such rating agency shall have in effect a rating of the Series A Preferred Shares and the Remarketing Agent is unable to identify a substitute rating agency, the Prevailing Rating shall be Below BBB/"Baa."

          "Purchase Contract," when used with respect to any PEPS Unit, means
           -----------------
     the contract forming a part of such security and obligating the Company to
     (i) sell and the holder of such security to purchase Common Shares and (ii) pay the holder the Contract Adjustment Payments with respect to the related PEPS Unit on the terms and subject to the conditions set forth in Article 5 of the Purchase Contract Agreement.

          "Purchase Contract Agent" shall have the meaning set forth in the
           -----------------------
     Purchase Contract Agreement.


          "Purchase Contract Agreement" shall mean the Purchase Contract
           ---------------------------
     Agreement between the Company and the Purchase Contract Agent, dated November __, 2001.

          "Purchase Contract Settlement Date" shall mean ________ __, 2004.
           ---------------------------------

          "Register of Members" shall mean the Register of Members of the
           -------------------
     Company.

          "Remarketing" shall have the meaning set forth in the Purchase
           -----------
     Contract Agreement.

          "Remarketing Agent" shall have the meaning set forth in the Purchase
           -----------------
     Contract Agreement.

          "Remarketing Agreement" shall mean the Remarketing Agreement, dated
           ---------------------
     November __, 2001, by and between the Company and the Remarketing Agent.

          "Remarketing Date" shall mean the date three Business Days prior to
           ----------------
     the Purchase Contract Settlement Date.

          "Reset Announcement Date" shall mean the [tenth] Business Day
           -----------------------
     immediately preceding ________ __, 2004.

          "Reset Rate" shall mean the dividend rate per annum on the Series B
           ----------
     Preferred Shares, as determined by the Remarketing Agent pursuant to, and in accordance with the terms and provisions of, the Remarketing Agreement, that results from the Remarketing.

          "Securities Intermediary" shall mean the Person who is acting as
           -----------------------
     Securities Intermediary under the Pledge Agreement. It is currently anticipated that JPMorgan Chase Bank will act in such capacity.

          "Series A Preferred Shares" shall mean the Company's 8% Series A
           -------------------------
     Cumulative Preferred Shares, par value $1.00.

          "Series B Preferred Shares" shall have the meaning set forth in
           --------------------------
     Section 1 hereof.

          "Set apart for payment" shall be deemed to include, without any action
           ---------------------
     other than the following, the recording by the Company in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board, the allocation of funds to be so paid on any class or series of the Company's shares; provided, however, that if any funds for any class or series of Junior Shares or any class or series of shares of the Company ranking on a parity with the Series B Preferred Shares as to the payment of dividends or other distributions are placed in a separate account of the Company or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series B Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

          "Six-Month Benchmark Treasury Rate" shall mean the bid side rate
           ---------------------------------
     displayed, at 10:00 a.m. New York City time, on the third Business Day prior to the Purchase Contract Settlement Date for direct obligations of the United States having a maturity comparable to the remaining term to maturity of the Series B Preferred Shares in the Telerate system (or if the Telerate system is (a) no longer available on the third Business Day prior to the Purchase Contract Settlement Date or (b) in the opinion of the Remarketing Agent (after consultation with the Company) no longer an appropriate system from which to obtain such rate, such other nationally recognized quotation system, as in the opinion of the Remarketing Agent (after consultation with the Company) is appropriate).

          "S&P" shall mean Standard & Poor's Ratings Services.
           ---

          "Trading Day" shall mean a day on which the Common Shares (1) are not
           -----------
     suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Shares.

                  "Transfer Agent" shall mean JPMorgan Chase Bank, or such other
                   --------------
         agent or agents of the Company as may be designated by the Board or its designee as the transfer agent, registrar and dividend disbursing agent for the Series B Preferred Shares.

                  "Voting Preferred Shares" shall have the meaning set forth in
                   -----------------------
         Section 9(b) hereof.

         Section 3. Dividends.  Dividends are payable on the Series B Preferred
                    ---------
Shares as follows:

          (a) The holders of Series B Preferred Shares shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the payment of dividends, dividends payable in cash (except as described in Sections 3(f) and 5(b) below), at the annual rate of (i) until _______ __, 2004, __% per annum (equivalent to $[ ] per share) and (ii) thereafter, at the Reset Rate as provided in Section 3(b)(i) (or Section 6(f), in the case of a Failed Remarketing) below, in each case, of the $50.00 liquidation preference per Series B Preferred Share. Such dividends shall begin to accrue and shall be fully cumulative from the Issue Date, whether or not in any Dividend Period or Periods there shall be funds of the Company legally available for the payment of such dividends and whether or not such dividends shall be declared. Such dividends shall be payable quarterly, when, as and if declared by the Board, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Each such dividend shall be payable to the holders of record of the Series B Preferred Shares as they appear in the Register of Members at the close of business on such record dates, which shall be the tenth calendar day immediately preceding such Dividend Payment Dates. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time and for such interim periods, without reference to any regular Dividend Payment Date, to holders of record on such date, which shall be the tenth calendar day immediately preceding the payment date thereof, as may be fixed by the Board. Any dividend payment made on Series B Preferred Shares shall first be credited against the earliest accrued but unpaid dividend due with respect to Series B Preferred Shares which remains payable. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the Series B Preferred Shares.

         (b) (i)   The dividend rate of the Series B Preferred Shares will be reset to the Reset Rate on the Purchase Contract Settlement Date.

             (ii) Dividends shall accumulate on the Series B Preferred Shares at the Reset Rate from the Purchase Contract Settlement Date to, but excluding, the Mandatory Redemption Date; provided that if the Series B Preferred Shares are not redeemed on such date in accordance with
         Section 5, dividends shall continue to accumulate on the Series B Preferred Shares until such date as they are fully redeemed and the holders thereof shall have received in respect of such redemption $50.00 per Series B Preferred Share plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to such date.

             (iii) As long as the PEPS Units are in book-entry form, not less than 10 calendar days nor more than 15 calendar days prior to the Purchase Contract

         Settlement Date, the Company will request that DTC or its nominee (or any successor Clearing Agency or its nominee) notify the beneficial owners or Clearing Agency Participants holding the Series B Preferred Shares or the PEPS Units of such dividend rate reset and of the Remarketing.

         (c) So long as any Series B Preferred Shares are outstanding, no dividends or other distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any class or series of Parity Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series B Preferred Shares for all Dividend Periods terminating on or prior to the dividend payment date in respect of the dividend or other distribution on such class or series of Parity Shares. When dividends on the Series B Preferred Shares are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon Series B Preferred Shares and all dividends declared upon any class or series of Parity Shares shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series B Preferred Shares and accumulated and unpaid on such Parity Shares.

         (d) So long as any Series B Preferred Shares are outstanding, no dividends or other distributions (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Fully Junior Shares) shall be declared or paid or set apart for payment and no other distribution shall be declared or paid or set apart for payment upon Junior Shares, nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Shares made for purposes of an employee incentive or benefit plan of the Company or any subsidiary of the Company) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any Junior Shares) by the Company, directly or indirectly (except by conversion into or exchange for Fully Junior Shares), unless in each case (i) the full cumulative dividends on all outstanding Series B Preferred Shares and any Parity Shares shall have been or contemporaneously are declared and paid or declared and set apart for payment for all past Dividend Periods with respect to the Series B Preferred Shares and all past dividend periods with respect to such Parity Shares and (ii) sufficient funds shall have been or contemporaneously are set apart for the payment of the dividends for the current Dividend Period with respect to the Series B Preferred Shares and the current dividend period with respect to such Parity Shares. In addition, under the circumstances described in the preceding sentence, the Company shall not permit any of its subsidiaries to declare or pay dividends on, make other distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of the Company's or the Company's subsidiaries' capital shares; provided that none of the Company's subsidiaries shall be restricted from declaring or paying such dividends, or making such distributions, to the Company or to any of the Company's other subsidiaries.

         (e) No dividends on Series B Preferred Shares shall be declared by the Board or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting apart shall be restricted or prohibited by law.

         (f) Subject to Section 3(e) above, the Company shall pay in full in cash any accrued and unpaid dividends on the Series B Preferred Shares on the Purchase Contract Settlement Date. If the Company is unable to pay such dividends in cash at such time due to the restrictions set forth in Section 3(e), the Company shall cause to be issued in respect of each Series B Preferred Share, subject to the approval of any holders of the Company's securities as shall be entitled to vote thereon, if required, and any other legal or contractual requirements, a number of Common Shares equal to (x) the aggregate of all accrued and unpaid dividends on such Series B Preferred Share, divided by
(y) the Applicable Market Value.

         (g) The Company shall make all payments in respect of the Series B Preferred Shares without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature ("Taxes") imposed or levied by or on behalf of the
                             -----
jurisdiction in any Taxing Jurisdiction (as defined below), unless such Taxes are required to be withheld or deducted by (i) the laws (or any regulations or rulings promulgated thereunder) of any jurisdiction in which the Company is organized, or any political subdivision thereof (each, a "Taxing Jurisdiction")
                                                          -------------------
or any taxing authority therein or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in a Taxing Jurisdiction). If a withholding or deduction by the Company is required by the law of any Taxing Jurisdiction, the Company shall, subject to certain limitations and exceptions described in Section 3(h) below, pay to the holder of any such Series B Preferred Shares such additional amounts (the "Additional Amounts") as may be
                                               ------------------
necessary so that every net payment made to such holder in respect thereof, after the withholding or deduction, will not be less than the amount provided for in this Certificate of Designation to be then due and payable.

         (h) Notwithstanding Section 3(g) above, the Company shall not be required to pay any Additional Amounts under any Series B Preferred Shares for or on account of:

             (i) any Taxes which would not have been imposed but for the fact that such holder (a) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the relevant Taxing Jurisdiction or otherwise had some connection with the relevant Taxing Jurisdiction other than by reason of the mere ownership of, or receipt of payment under, such Series B Preferred Share, (b) presented such Series B Preferred Share for payment in the relevant Taxing Jurisdiction, unless such Series B Preferred Share could not have been presented for payment elsewhere, or
         (c) presented such Series B Preferred Share for payment more than 30 days after the date on which the payment in respect of such Series B Preferred Share became due and payable or provided for, whichever is later, except to the extent that the holder would have been entitled to such Additional Amounts if it had presented such Series B Preferred Share for payment on any day within that 30-day period;

             (ii) any estate, inheritance, gift, sale, transfer, personal property or similar Taxes;

               (iii) any Taxes that are imposed or withheld by reason of the failure by the holder or the beneficial owner of such Series B Preferred Share to comply with any reasonable request by the Company addressed to the holder within 90 days of such request (a) to provide information concerning the nationality, residence or identity of the holder or such beneficial owner or (b) to make any declaration or other similar claim or satisfy any information or reporting requirement, which is required or imposed by statute, treaty, regulation or administrative practice of therelevant Taxing Jurisdiction as a precondition to exemption from all or part of such Taxes; or

               (iv)  any combination of items (i), (ii) and (iii).

In addition, the Company shall not pay Additional Amounts with respect to any payment of any amounts on any such Series B Preferred Share to any holder who is a fiduciary or partnership or other than the sole beneficial owner of such Series B Preferred Share to the extent such payment would be required by the laws of the relevant Taxing Jurisdiction (or any relevant taxing authority therein) to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the holder of the Series B Preferred Share.

     Section 4.  Liquidation Preference.
                 ----------------------

             (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any dividend payment or distribution of the assets of the Company (whether capital or surplus) shall be made or set apart for payment to the holders of Junior Shares, the holders of the Series B Preferred Shares shall be entitled to receive from the Company's assets legally available for distribution to shareholders $50.00 per Series B Preferred Share plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series B Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any shares of any class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of Series B Preferred Shares and any such Parity Shares ratably in accordance with the respective amounts that would be payable on such Series B Preferred Shares and any such Parity Shares if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation, amalgamation or merger of the Company with one or more corporations or other entities, (ii) a sale, lease or conveyance of all or substantially all of the shares of capital stock or the property or business of the Company or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.

               (b) Subject to the rights of the holders of shares of any series or class or classes of shares of the Company's stock ranking on a parity with or prior to the Series B Preferred Shares upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Company, after payment shall have been made in full to the holders of the

Series B Preferred Shares, as provided in this Section 4, any other series or class or classes of Junior Shares shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, according to their respective numbers of shares, and the holders of the Series B Preferred Shares shall not be entitled to share therein.

     Section 5. Mandatory Redemption.
                --------------------

            (a) The Series B Preferred Shares are not redeemable prior to the Mandatory Redemption Date. On the Mandatory Redemption Date the Series B Preferred Shares shall be redeemed by the Company, for cash (except as set forth in paragraph (b) of this Section 5 below), out of any source of funds legally available, at a redemption price equal to 100% of the liquidation preference of $50.00 per Series B Preferred Share plus all accumulated and unpaid dividends thereon to the Mandatory Redemption Date (the "Redemption Price").
                                               ----------------

            (b) If the Company is unable to redeem the Series B Preferred Shares on the Mandatory Redemption Date in cash, instead of a cash payment in respect of such redemption, the holders of the Series B Preferred Shares will be entitled to receive, subject to the approval of any holders of the Company's securities as shall be entitled to vote thereon, if required, and any other legal or contractual requirements, a number of Common Shares equal to (1) the aggregate liquidation preference of the Series B Preferred Shares held by such holder plus accumulated and unpaid dividends thereon, divided by (2) Applicable Market Value.

            (c) Notice of the mandatory redemption of the Series B Preferred Shares under this Section 5 shall be mailed by first-class mail to each holder of record of Series B Preferred Shares to be redeemed at the address of each such holder as shown in the Register of Members, not less than 30 nor more than 90 days prior to the Mandatory Redemption Date. Neither the failure to mail any notice required by this paragraph (c), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date when the same would be delivered in the ordinary course of transmission, whether or not the holder receives the notice. Each such mailed notice shall state, as appropriate: (1) the Mandatory Redemption Date; (2) the Redemption Price and whether such price is to be paid in cash or in Common Shares (the "Redemption Consideration"); (3)
                                                ------------------------
the place or places at which certificates for such Series B Preferred Shares are to be surrendered; (4) that dividends on the Series B Preferred Shares to be redeemed shall cease to accrue on such Mandatory Redemption Date except as otherwise provided herein; (5) the CUSIP number of the Series B Preferred Shares being redeemed.

            (d) Notice having been mailed as aforesaid, from and after the Mandatory Redemption Date (unless the Company shall fail to make available, as hereinafter provided, the Redemption Consideration necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the Series B Preferred Shares so called for redemption shall cease to accrue; (ii) such shares shall no longer be deemed to be outstanding; (iii) all rights of the holders thereof as holders of Series B Preferred Shares of the Company shall cease (except the right to receive the Redemption Consideration payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon); and (iv) any officer of the Company shall be entitled, on behalf of such holder and as its attorney-in-fact, to execute and deliver any and all documents as may be necessary to effect such redemption. The Company's obligation to provide Redemption Consideration in accordance with the preceding sentence shall be deemed fulfilled if, (1) as long as the Series B Preferred Shares are in book-entry form, the Company shall deposit irrevocably with the Transfer Agent Redemption Consideration sufficient to pay the Redemption Price with irrevocable instructions and authority to pay the Redemption Consideration to the holders of the Series B Preferred Shares or (2) if the Series B Preferred Shares are no longer in book-entry form, we shall give the Paying Agent irrevocable instructions and authority to pay the Redemption Consideration to the holders of the Series B Preferred Shares upon surrender of their certificates evidencing the Series B Preferred Shares. No interest shall accrue for the benefit of the holders of Series B Preferred Shares to be redeemed on any cash so set aside by the Company. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Mandatory Redemption Date shall revert to the general funds of the Company, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Company for the payment of such cash.

     Section 6. Remarketing.
                -----------

            (a) So long as the Series B Preferred Shares and the PEPS Units are evidenced by one or more global certificates held by the DTC (or any successor Clearing Agency), the Company shall request, not later than 10 nor more than 15 calendar days prior to the Remarketing Date, that the DTC (or any successor Clearing Agency) notify the holders of the Series B Preferred Shares and the holders of PEPS Units of the Remarketing and of the procedures that must be followed if a holder of PEPS Units wishes to make a Cash Settlement (as defined in the Purchase Contract Agreement).

            (b) Not later than 5:00 p.m., New York City time, on the seventh Business Day preceding the Purchase Contract Settlement Date, each holder of Series B Preferred Shares may elect to have the Series B Preferred Shares held by such holder remarketed in the Remarketing. Under Section 5.02 of the Purchase Contract Agreement, holders of PEPS Units that do not give notice of their intention to make a Cash Settlement of the Purchase Contract component of their PEPS Units prior to such time in the manner specified in such Section, or have given such notice but fail to deliver cash prior to 11:00 a.m., New York City time, on or prior to the fifth Business Day preceding the Purchase Contract Settlement Date, shall be deemed to have consented to the disposition of the Series B Preferred Shares comprising a component of their PEPS Units in the Remarketing.

            Holders of the Series B Preferred Shares that are not a component of PEPS Units ("Separate Series B Preferred Shares") wishing to elect to have their
             ----------------------------------
Series B Preferred Shares remarketed shall give to the Purchase Contract Agent notice of their election prior to 11:00 a.m., New York City time on the fifth Business Day prior to the Purchase Contract Settlement Date. Any such notice shall be irrevocable and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing.

        Promptly after 11:00 a.m., New York City time, on such fifth Business Day, the Purchase Contract Agent (1) with respect to Series B Preferred shares comprising a component of a PEPS Units tendered or deemed tendered for Remarketing, based on the notices received by it prior to such time (including notices as to Purchase Contracts for which Cash Settlement has been elected and cash received), shall notify the Collateral Agent of the number of such Series B Preferred Shares comprising a component of a PEPS Units to be tendered for purchase in the Remarketing and (2) with respect to Separate Series B Preferred Shares tendered for purchase in the Remarketing, shall cause such Separate Series B Preferred Shares to be presented to the Remarketing Agent for the Remarketing.

        (c) If any holder of PEPS Units does not give a notice of its intention to make a Cash Settlement or gives such notice but fails to deliver cash as described in Section 6(b) above, or gives a notice of election to have Separate Series B Preferred Shares remarketed, then the Series B Preferred Shares of such holder shall be deemed tendered for purchase in the Remarketing, notwithstanding any failure by such holder to deliver or properly deliver such Series B Preferred Shares to the Remarketing Agent for purchase.

        (d) The right of each holder to have Series B Preferred Shares tendered for purchase shall be limited to the extent that (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement,
(ii) the Remarketing Agent is able to find a purchaser or purchasers for the tendered Series B Preferred Shares and (iii) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent.

        (e) On the Remarketing Date, pursuant to the Remarketing Agreement, the Remarketing Agent shall use reasonable efforts to remarket, at a price per Series B Preferred Share equal to the 100.25% of liquidation preference of $50.00 per Series B Preferred Share, plus any accrued and unpaid dividends thereon (the "Remarketing Price"), the Series B Preferred Shares tendered or
              -----------------
deemed tendered for purchase.

        (f) If (A) as a result of the efforts described in Section 6(e) above, the Remarketing Agent has determined that it will not be able to remarket all of the Series B Preferred Shares tendered or deemed tendered for purchase at a price per share equal to the Remarketing Price, the Remarketing Agent shall determine the Reset Rate and (B) none of the holders of the Series B Preferred Shares or the holders of the PEPS Units elect to have Series B Preferred Shares remarketed in the Remarketing, the Reset Rate shall be the rate determined by the Remarketing Agent, in its sole reasonable discretion, as the rate that would have been established had a Remarketing been held on the Remarketing Date, in each case in accordance with the provisions set forth in the Remarketing Agreement.

        (g) If, by 4:00 p.m. on the third Business Day immediately preceding the Purchase Contract Settlement Date, the Remarketing Agent is unable to remarket all the Series B Preferred Shares tendered or deemed tendered for remarketing, a failed remarketing (a "Failed Remarketing") shall be deemed to
                                      ------------------
have occurred, and the Company shall cause a notice of such a Failed Remarketing to be published in an Authorized Newspaper and on Bloomberg News, or, if Bloomberg News is no longer available or, in the opinion of the Company no longer an appropriate electronic news medium to give such notice, such other national electronic news medium as, in the opinion of the Company, is appropriate on the second Business Day immediately preceding the Purchase Contract Settlement Date.

        (h) On the Purchase Contract Settlement Date following the occurrence of a Failed Remarketing (1) with respect to any Series B Preferred Share tendered or deemed tendered for remarketing and which is trading as part of a PEPS Unit for which the holder has not settled the related Purchase Contract, (A) if there are no accrued and unpaid dividends on the Series B Preferred Shares and no accrued and unpaid Contract Adjustment Payments, including any Contract Adjustment Payments that have been deferred at the option of the Company pursuant to the Purchase Contract Agreement, on the related Purchase Contracts, the Company may exercise its rights under the Pledge Agreement and take possession of such tendered Series B Preferred Shares or (B) if there are any accrued an unpaid dividends on the Series B Preferred Shares or any accrued and unpaid Contract Adjustment Payments, including any Contract Adjustment Payments that have been deferred at the option of the Company pursuant to the Purchase Contract Agreement, on the related Purchase Contracts, the Collateral Agent will release the security interests in such Series B Preferred Shares granted to Company under the Pledge Agreement and cause the Securities Intermediary to transfer such Series B Preferred Shares to the Purchase Contract Agent for distribution to the holders of such PEPS Units and
(2) with respect any Separate Series B Preferred Share tendered or deemed tendered for remarketing, such holder shall retain possession of such Separate Series B Preferred Share and the Reset Rate payable on such returned Separate Series B Preferred Share shall be equal to the Failed Remarketing Reset Rate.

        Section 7.  Shares To Be Retired. All Series B Preferred Shares which
                    --------------------
shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of the Company's stock, without designation as to class or series.

        Section 8.  Ranking.  Any class or series of shares of the Company shall
                    -------
be deemed to rank:

                (a) prior to the Series B Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series B Preferred Shares;

                (b) on a parity with the Series B Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof shall be different from those of the Series B Preferred Shares, if the holders of such class or series and the Series B Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other, including, without limitation, the Series A Preferred Shares ("Parity Shares");
                   -------------

                (c) junior to the Series B Preferred Shares, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Company, if such class or series shall be Junior Shares; and

                (d) junior to the Series B Preferred Shares, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up of the Company, if such class or series shall be Fully Junior Shares.

        Section 9.  Voting Rights.
                    -------------

                (a) Except as otherwise provided in this Section 9 and as otherwise required by law, holders of the Series B Preferred Shares shall have no voting rights.

                (b) If (1) at any time, dividends payable on the Series B Preferred Shares or any class or series of Parity Shares shall be in arrears (whether or not such dividends have been earned or declared) in an amount equivalent to dividends for six full Dividend Periods (whether or not consecutive), (2) on any date following the Remarketing, dividends payable on the Series B Preferred Shares or any class or series of Parity Shares shall be in arrears (whether or not such dividends have been declared or paid) in any amount, or (3) we fail to redeem the Series B Preferred Shares on the Mandatory Redemption Date, then, immediately upon the happening of such event, the holders of Series B Preferred Shares, together with the holders of shares of every other class or series of Parity Shares (all such other classes or series, the "Voting
                                                                         ------
Preferred Shares"), voting as a single class regardless of class or series,
----------------
shall have the right to elect two directors to the Board of the Company (the "Additional Directors") at any general meeting of shareholders or at a special
 --------------------
meeting of the holders of the Series B Preferred Shares called as hereinafter provided. At any time after such voting power shall have been so vested in the holders of Series B Preferred Shares and the Voting Preferred Shares, the Corporate Secretary of the Company may, and upon the written request of any holder of Series B Preferred Shares (addressed to the Corporate Secretary at the principal office of the Company) shall, call a special meeting of the holders of the Series B Preferred Shares and of the Voting Preferred Shares for the election of the Additional Directors, such call to be made by notice similar to that provided in the Bye-laws of the Company for a special general meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Corporate Secretary within 30 days after receipt of any such request, then any holder of Series B Preferred Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the Register of Members. Alternatively, the Additional Directors may be elected by a resolution in writing, which may be in counterparts, signed by all of the holders of the Series B Preferred Shares and the Voting Preferred Shares. If at the time the voting power referred to in this
Section 9(b) is vested in the holders of the Series B Preferred Shares and the Voting Preferred Shares, there are not two vacancies on the Board of the Company, the holders of the Series B Preferred Shares and the Voting Preferred Shares shall have the right to increase the size of the Board by two directors, to the extent permitted by Bermuda law, provided that any such increase in the size of the Board shall not delay the exercise of such voting power for a period in excess of thirty days from the date such holders of the Series B Preferred Shares and the Voting Preferred Shares request the Corporate Secretary to call a meeting for the purpose of electing the Additional Directors. The Additional Directors shall hold office until the next annual general meeting of the shareholders or until the office of Additional Director terminates as hereinafter provided. Any Additional Director may be removed, with or without cause, by a majority vote at any special meeting of the holders of the Series B Preferred Shares and of the

Voting Preferred Shares, voting as a single class, provided that the notice of any such meeting convened for the purpose of removing an Additional Director shall contain a statement of the intention so to do and be served on such Additional Director not less than 14 days before the meeting and at such meeting such Additional Director shall be entitled to be heard on the motion for such Additional Director's removal. In the event of any vacancy in the office of Additional Director, a successor shall be elected by the holders of the Series B Preferred Shares and the Voting Preferred Shares, voting as a single class, at any general meeting of shareholders or at a special meeting of the holders of the Series B Preferred Shares and the Voting Preferred Shares called in accordance with the procedures described above for the election of Additional Directors, or by a written resolution as provided above, such successor to hold office until the next annual general meeting of the shareholders or until the office of Additional Director terminates as hereinafter provided. If an interim vacancy shall occur in the office of Additional Director prior to a general meeting of the shareholders or a special meeting or written resolution of the holders of the Series B Preferred Shares and the Voting Preferred Shares, a successor shall be elected by the Board upon nomination by the then remaining Additional Director or the successor of such remaining Additional Director, to serve until a successor is elected in accordance with the preceding sentence or until the office of Additional Director terminates as hereinafter provided; provided, however, that if no remaining Additional Director or successor of such
--------  -------
Additional Director is then in office, Additional Directors shall be elected in accordance with the procedures described in the immediately preceding sentence. Whenever all arrearages in dividends on the Series B Preferred Shares and the Voting Preferred Shares then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been declared and paid or declared and set apart for payment, then the rights of holders of the Series B Preferred Shares and of the Voting Preferred Shares to elect Additional Directors shall cease (but subject always to the same provision for the vesting of such rights in accordance with the first sentence of this Section 9(b)), and the terms of office of the Additional Directors so elected by the holders of Series B Preferred Shares and the Voting Preferred Shares to the Company's Board shall forthwith terminate and, if the size of the Board was increased for the purposes of the Additional Directors, the number of directors constituting the Board shall be reduced accordingly.

          (c) So long as any Series B Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Company's Bye-Laws, the affirmative vote of the holders of at least 75% of the Series B Preferred Shares at the time outstanding, acting as a single class, given in writing without a meeting or by vote in person or by proxy at a meeting, shall be necessary for effecting or validating:

               (i) Any amendment, alteration or repeal of any of the provisions of the Company's Memorandum of Association, Bye-Laws or this Certificate of Designation that would vary the rights, preferences or voting powers of the holders of the Series B Preferred Shares;

               (ii) An amalgamation, consolidation, merger or statutory share exchange that affects the Series B Preferred Shares, unless in each such case each Series B Preferred Share (i) shall remain outstanding with no variation in its rights, preferences or voting powers or (ii) shall be converted into or exchanged for a preferred share of the surviving entity having rights, preferences and voting powers identical to that of a Series B Preferred Share;

                 (iii) The authorization, creation or any increase in the authorized amount of, any shares of any class or series or any security convertible into shares of any class or series ranking prior to the Series B Preferred Shares in the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company; or

                 (iv) Any other transaction or action which would amount to a variation of the rights, preferences or voting powers of the holders of the Series B Preferred Shares;

provided, however, that any action to authorize or create or to increase the
--------  -------
authorized amount of, any Fully Junior Shares, Junior Shares or Parity Shares shall not be deemed to vary the rights, preferences or voting powers of the holders of Series B Preferred Shares; and provided, further, that no such vote
                                          --------  -------
of the holders of Series B Preferred Shares shall be required if, prior to the time when any of the foregoing actions is to take effect, all outstanding Series B Preferred Shares shall have been redeemed. Notwithstanding the foregoing, if any proposed amendment provides for (i) changing the amount or timing of any dividend or distribution on the Series B Preferred Shares or otherwise adversely affects the amount of any dividend or distribution required to be made in respect of the Series B Preferred Shares as of a specified date or (ii) restricting the right of a holder of Series B Preferred Shares to institute suit for the enforcement of such payment on or after such specified date, then the amendment will not be effective except with the approval of each holder of Series B Preferred shares affected.

          (d) The holders of the Series B Preferred Shares shall not be entitled to vote on any sale of all or substantially all of the assets of the Company.

          (e) For purposes of any vote by the holders of the Series B Preferred Shares pursuant to the foregoing provisions of this Section 9, each Series B Preferred Share shall have one (1) vote per share, except that when any class or series of Voting Preferred Shares shall have the right to vote with the Series B Preferred Shares as a single class on any matter, then the Series B Preferred Shares and such class or series of Voting Preferred Shares shall have with respect to such matters one (1) vote per $50.00 of stated liquidation preference. Any of the Series B Preferred Shares that are owned by the Company or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Company will not be entitled to vote or consent and will, for purposes of such vote or consent, be treated as if such Series B Preferred Shares were not outstanding. Except as otherwise required by applicable law or as set forth herein, the Series B Preferred Shares shall not have any other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any action by the Company.

     Section 10. Limitation on Transfer and Ownership.
                 ------------------------------------

          (a)    Limitation. Notwithstanding any other provision of the terms of
                 ----------
the Series B Preferred Shares, except as provided in this Section 10, no Person shall be permitted to

Own or Control (as such terms are defined in the Bye-laws of the Company) shares in the Company to the extent that such holder or any other Person will be considered to Own or Control Controlled Shares (as such term is defined in the Bye-laws of the Company), as the Board may determine, in excess of 9.9% of the outstanding shares of the Company, nor shall any Person be permitted to Own or Control Controlled Shares in the Company if the result thereof would be to render such Person or any other Person a Ten Percent Shareholder (as defined in the Bye-laws of the Company); nor may any shares be issued or any transfer of shares be made if the effect of such issuance or transfer would be to cause a violation of the prohibitions of this Section 10. To the extent that, for any reason whatsoever and by any method howsoever, a Person, whether an existing shareholder or not of the Company, shall Own or Control Controlled Shares in the Company in excess of the 9.9% limitation, then all shares which such Person may Own or Control in excess of the 9.9% limitation shall carry no voting rights whatsoever, and shall be discounted in respect of such shareholder for the purpose of the calculation of any majority requirement which may or which is required to be taken at any general meeting of the Company for any purpose, SAVE THAT the Controlled Shares of such shareholder in excess of the 9.9% limitation shall be allocated for voting purposes to all the other shareholders of the Company pro rata to the shareholdings of such other shareholders, PROVIDED ALWAYS that no other shareholder shall be allocated voting rights pursuant to this saving if to do so would render such other shareholder a Ten Percent Shareholder. In the event that a reallocation of voting rights pursuant to this
Section 10 would result in the creation of additional Ten Percent Shareholders, the reallocation to be made shall only be made to such shareholders who, after the reallocation, would not be Ten Percent Shareholders. No transfer (including a repurchase by the Company) may be made if the effect of such transfer would result in the transferee or any other shareholder of the Company controlling in excess of nine and nine-tenths per cent (9.9%) of all of the issued and outstanding shares of the Company. Nothing in this Section 10(a) shall preclude the settlement of any transaction entered into through the facilities of the NYSE.

          (b)    Exemptions. The limitation on ownership set forth in Section
                 ----------
10(a) shall not apply to (i) Swiss Reinsurance Company of Zurich, Switzerland or to any of it affiliates, or (ii) the acquisition of Series B Preferred Shares by an underwriter as part of the public offering of Series B Preferred Shares. The Board may waive the restrictions on transfer set forth in Section 10(a) in its discretion and on a case by case basis. The Board will not be liable to the Company, its shareholders or any other Person whatsoever for any errors in judgment made by it in granting any waiver or waivers to the foregoing restrictions in any case so long as it has acted in good faith.

     Section 11. Record Holders. The Company and the Transfer Agent may deem and
                 --------------
treat the record holder of any Series B Preferred Shares, as the same appears in the Register of Members, as the true and lawful owner thereof for all purposes, and neither the Company nor the Transfer Agent shall be affected by any notice to the contrary. Payments in respect of Series B Preferred Shares shall be sent to the holders thereof at their address most recently noted on the Register of Members and, in the case of joint holders of Series B Preferred Shares, may be made to all such joint holders but sent to that one of the joint holders of Series B Preferred Shares who is first named in the Register of Members at his or her address most recently noted in the Register of Members or shall be made payable to such person or persons and sent to such address as all the joint holders of such Series B Preferred Shares may in writing direct. Cheques in payment of any obligation of the Company to holders of Series B Preferred Shares shall be sent by first-class mail at the risk of the holder of the Series B Preferred Shares, and due payment of a cheque shall be full satisfaction of the obligation represented thereby notwithstanding any notice which the Company may have whether express or otherwise of any right, title or interest or claim of any other person to or in such Series B Preferred Shares.

     Section 12. Sinking Fund. The Series B Preferred Shares shall not be
                 ------------
entitled to the benefits of any retirement or sinking fund.

     Section 13. Conversion. The Series B Preferred Shares shall not be
                 ----------
convertible into or exchangeable for any other securities of the Company except as expressly provided for herein.